                                  EXHIBIT 10.6




            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              AS OF OCTOBER 5, 2001

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 5th day of October, 2001, by and among BR HOLDING, INC., a Georgia corporation ("BR Holding"), CAPITAL SPORTS PROPERTIES, INC., a Delaware corporation ("Capital"), HOST COMMUNICATIONS, INC., a Kentucky corporation ("Host") and DATASOUTH COMPUTER CORPORATION, a Delaware corporation ("Datasouth" and together with BR Holding, Capital and Host, the "Borrowers"), as Borrowers, BULL RUN CORPORATION, a Georgia corporation (the "Parent"), as a Guarantor, THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), BANK OF AMERICA, N.A. and BANK ONE, KENTUCKY, NA, as Issuing Banks (collectively, the "Issuing Banks"), FIRST UNION NATIONAL BANK, as Syndication Agent for the Issuing Banks and the Lenders (the "Syndication Agent"), and BANK OF AMERICA, N.A., as Administrative Agent for the Issuing Banks and the Lenders (the "Administrative Agent").

                                    RECITALS

                  WHEREAS, the Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 27, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make one or more loans from time to time to the Borrowers in accordance with the terms and conditions thereof; and

                  WHEREAS, the Borrowers have informed the Administrative Agent that the Borrowers have breached certain representations, warranties and covenants required by the Credit Agreement as a result of the restatement of the Borrowers' financial statements for the period from December 31, 1996 through and including July 31, 2001 due to errors in the Parent's consolidated financial statements resulting in an overstatement of the Parent and its Subsidiaries consolidated investment in Gray Communications Systems, Inc. and stockholders equity, and understatement of the deferred income tax net asset (the "Financial Statement Defaults"); and

                  WHEREAS, the Borrowers have failed to deliver to the Administrative Agent and the Lenders on or before September 30, 2001, the monthly financial statements of the Borrowers for the month ending August 31, 2001, as required by Section 6.1 of the Credit Agreement, resulting in an Event of Default under Section 8.1(c) of the Credit Agreement (the "Monthly Financial Reporting Default"); and

                  WHEREAS, the Borrowers have failed to deliver to the Administrative Agent and the Lenders on or before September 30, 2001, the annual financial statements of the Borrowers for the fiscal year ending June 30, 2001, as required by Section 6.3 of the Credit Agreement, resulting in an Event of Default under Section 8.1(c) of the Credit Agreement (the "Annual Financial Reporting Default"); and

                  WHEREAS, the Borrowers have failed to deliver to the Administrative Agent and the Lenders on or before September 30, 2001, the performance certificate in conjunction with the June 30, 2001 financial statements as required by Section 6.4 of the Credit Agreement, resulting in an Event of Default under Section 8.1(c) of the Credit Agreement (the "Performance Certificate Default"); and



                                       2
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                  WHEREAS, the Borrowers have requested that the Lenders, the
Issuing Banks, the Syndication Agent and the Administrative Agent waive the Financial Statement Defaults, the Monthly Financial Reporting Default, the Annual Financial Reporting Default and the Performance Certificate Default (collectively, the "Specified Events of Default") and forebear from exercising their rights and remedies arising under the Credit Agreement and the other Loan Documents as a result of such Specified Events of Default, and subject to the terms and conditions set forth herein, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to grant such waiver effective through and including October 15, 2001; and

                  WHEREAS, the Borrowers have further requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent consent to certain amendments to the Credit Agreement, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to do so to the extent set forth herein;

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

         1. AMENDMENT TO SECTION 7.10. Section 7.10 of the Credit Agreement, Minimum Net Worth, is hereby modified and amended effective July 27, 2001 by deleting the reference to "$53,000,000" and by substituting "$40,000,000" in lieu thereof.

         2. CONSENT. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Lenders hereby consent to the making of those Advances identified in the table set forth below, which Advances were made based on the estimate of the Borrowing Base as of August 31, 2001, provided to the Administrative Agent and the Lenders by the Borrowers in a Borrowing Base Certificate dated September 4, 2001:

         -------------------------------------------------------------------

            AMOUNT OF ADVANCE                 DATE OF ADVANCE
         -------------------------------------------------------------------

               $850,000.00                   September 4, 2001
         -------------------------------------------------------------------

              $2,000,000.00                 September 12, 2001
         -------------------------------------------------------------------

              $1,000,000.00                 September 14, 2001
         -------------------------------------------------------------------


         3. WAIVER. The Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby waive (a) the Specified Events of Default and
(b) their rights and remedies under the Credit Agreement and the other Loan Documents which may arise as a result of the Specified Events of Default, during the period from September 30, 2001 through and including October 15, 2001, and in the event that the Borrowers shall deliver the monthly financial statements of the Borrowers for the month ending August 31, 2001, the annual financial statements of the Borrowers for the fiscal year ending June 30, 2001, and the performance certificate in conjunction with the June 30, 2001 financial statements as required by Section 6.4 of the Credit Agreement on or before October 15, 2001, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby agree that no Events of Default shall then exist in respect of the Specified Events of Default and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent shall be deemed to have waived all of their rights and remedies under the Credit Agreement and the other Loan Documents with respect to such Specified Events of Default from and after October 15, 2001. The waivers contained in the foregoing sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent following the occurrence of any other present or future Default or Event of Default (including, without limitation, any Specified Event of Default continuing after the waiver period set forth above) under the Credit Agreement or any other Loan Document.

         4. ACKNOWLEDGEMENT. The Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby acknowledge and agree that the terms and conditions of Section 6.6(d) of the Credit Agreement requiring the delivery of an annual operating plan for the Borrowers and their Subsidiaries have been met with respect to the current fiscal year of the Borrowers by the delivery of that certain financial information, including a quarterly financial forecast for the Parent and its Subsidiaries on a consolidated basis and an annual budget for Host and its Subsidiaries, relating to the Borrowers and their Subsidiaries which was provided to the Administrative Agent and the Lenders in connection with the negotiation, execution and delivery of the Credit Agreement.

         5. NO OTHER AMENDMENTS, CONSENTS OR WAIVERS. Except for the amendments, consents and waivers expressly set forth and referred to above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby reserve the right to require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent's security interests in, security titles to or other Liens on any Collateral for the Obligations.

         6. REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent to enter into this Amendment, each of the Borrowers hereby warrants, represents and covenants to the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent that: (a) each representation or warranty of the Borrowers set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); (b) such Borrower has the corporate power and authority to (i) enter into this Amendment and (ii) do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Borrower; (c) this Amendment has been duly authorized, validly executed and delivered by such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms; (d) the execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, does not and will not require the consent or approval of any regulatory authority or governmental



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authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which such Borrower is a party or by which any of its properties are or may become bound; and (e) as of the date hereof and after giving effect to the amendments, consents and waivers contained in this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. The Borrowers, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby ratify and affirm all of the terms and conditions of the Credit Agreement and the Loan Documents applicable to each of them, including, without limitation, the Borrowers' joint and several liability for the Obligations. The parties hereto have not entered into a mutual disregard of the terms and provisions of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement or the other Loan Documents, within the meaning of any applicable law of the State of Georgia or otherwise.

         7. REIMBURSEMENT OF COSTS AND EXPENSES. The Borrowers hereby jointly and severally agree to reimburse the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent on demand for all costs (including, without limitation, reasonable attorneys' fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

         8. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the Administrative Agent's receipt of one or more duly executed counterparts of this Amendment signed by the Borrowers, the Parent and each of the Lenders, and upon the occurrence of each of the following terms and conditions:

         (a) The effectiveness of this Amendment is subject to the truth and accuracy in all respects of the representations and warranties of the Borrowers contained in Section 6 above.

         (b) No Default or Event of Default shall have occurred and be continuing which is not waived hereby.

         (c) The Administrative Agent shall have received such other information, documents, instruments or approvals as the Administrative Agent or its counsel may require.

         9. RELEASE. Each of the Parent and the Borrowers hereby waives and releases each of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent from any and all claims and defenses with respect to the Credit Agreement, the Notes and any and all documents, instruments, certificates, notes, bonds, or other agreements executed in connection therewith, except in the case of willful misconduct or gross negligence on the part of such Person.

         10. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit



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Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed to be a Loan Document for all purposes.

         11. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         12. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWERS:                                 BR HOLDING, INC.


                                           By: /s/ FREDERICK J. ERICKSON
                                              ---------------------------------
                                           Name: Frederick J. Erickson
                                                 ------------------------------
                                           Title: Vice President - Finance
                                                  -----------------------------


                                           CAPITAL SPORTS PROPERTIES,
                                           INC.


                                           By: /s/ FREDERICK J. ERICKSON
                                              ---------------------------------
                                           Name: Frederick J. Erickson
                                                 ------------------------------
                                           Title: Vice President
                                                  -----------------------------


                                           HOST COMMUNICATIONS, INC.


                                           By: /s/ FREDERICK J. ERICKSON
                                              ---------------------------------
                                           Name: Frederick J. Erickson
                                                 ------------------------------
                                           Title: Vice President
                                                  -----------------------------


                                           DATASOUTH COMPUTER
                                           CORPORATION


                                           By: /s/ FREDERICK J. ERICKSON
                                              ---------------------------------
                                           Name: Frederick J. Erickson
                                                 ------------------------------
                                           Title: Executive VP-Finance & Admin.
                                                  -----------------------------



GUARANTOR:                                 BULL RUN CORPORATION


                                           By: /s/ FREDERICK J. ERICKSON
                                              ---------------------------------
                                           Name: Frederick J. Erickson
                                                 ------------------------------
                                           Title: Vice President - Finance
                                                  -----------------------------




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ADMINISTRATIVE AGENT:                      BANK OF AMERICA, N.A.


                                           By: /s/ NANCY S. GOLDMAN
                                              ---------------------------------
                                           Name: Nancy S. Goldman
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


SYNDICATION AGENT:                         FIRST UNION NATIONAL BANK


                                           By: /s/ JOHN L. THOMAS
                                              ---------------------------------
                                           Name: John L. Thomas
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


ISSUING BANKS:                             BANK OF AMERICA, N.A.


                                           By: /s/ NANCY S. GOLDMAN
                                              ---------------------------------
                                           Name: Nancy S. Goldman
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


                                           BANK ONE, KENTUCKY, NA


                                           By: /s/ MARK BOISON
                                              ---------------------------------
                                           Name: Mark Boison
                                                -------------------------------
                                           Title: First Vice President
                                                 ------------------------------


LENDERS:                                   BANK OF AMERICA, N.A.


                                           By: /s/ NANCY S. GOLDMAN
                                              ---------------------------------
                                           Name: Nancy S. Goldman
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------



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                                           BANK ONE, KENTUCKY, NA


                                           By: /s/ MARK BOISON
                                              ---------------------------------
                                           Name: Mark Boison
                                                -------------------------------
                                           Title: First Vice President
                                                 ------------------------------


                                           WACHOVIA BANK, N.A.


                                           By: /s/ WILLIAM W. TEEGARDEN
                                              ---------------------------------
                                           Name: William W. Teegarden
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


                                           FIRST UNION NATIONAL BANK


                                           By: /s/ JOHN L. THOMAS
                                              ---------------------------------
                                           Name: John L. Thomas
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


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